Exhibit T3U

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

60 WALL STREET NEW YORK, NEW YORK	10005
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

Attention: Lynne Malina

Legal Department

60 Wall Street, 37th Floor

New York, New York 10005

(212) 250 – 0677

(Name, address and telephone number of agent for service)

ON Semiconductor Corporation

(Exact name of obligor as specified in its charter)

Delaware	36-3840979
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5005 E. McDowell Road

Phoenix, Arizona 85008

(Address of principal executive offices)

Copies To:

Cheryl Ikegami, Esq.

Snell & Wilmer L.L.P.

One Arizona Center

400 E. Van Buren

Phoenix, Arizona 85004

(602) 382-6395

Name of Subsidiary Guarantor	Jurisdiction of Formation	IRS Employer Identification No.
Semiconductor Components Industries, LLC	Delaware	36-4292817
SCG (Malaysia SMP) Holding Corporation	Delaware	36-4307329
SCG (Czech) Holding Corporation	Delaware	36-4292303
SCG (China) Holding Corporation	Delaware	36-4265717
Semiconductor Components Industries Puerto Rico, Inc.	Delaware	36-4304551
Semiconductor Components Industries of Rhode Island, Inc.	Rhode Island	05-0347660
SCG International Development LLC	Delaware	36-4292819
Semiconductor Components Industries International of Rhode Island, Inc.	Rhode Island	05-0492494

2.625% Convertible Senior Subordinated Notes due 2026, Series B

(Title of the Indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

N/A

Item 3. - 15.	Not Applicable

Item 16. List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 2 -	Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act. - business - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 7 -	The latest report of condition of Deutsche Bank Trust Company Americas dated as of December 31, 2012. Copy attached.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 6th day of March, 2013.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President